Exhibit 10.24

Certain identified information has been omitted from this exhibit because it is (i) not material and (ii) of the type that the registrant treats as private or confidential. [***] indicates that information has been omitted.

SENIOR SECURED NOTE PURCHASE AGREEMENT

This Senior Secured Note Purchase Agreement, dated as of December 15, 2023 (this “Purchase Agreement”), is entered into by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), the Guarantors (used herein as defined in the Security Agreement referred to below) named on the signature pages hereof, the individuals and entities who become parties to this Purchase Agreement by executing and delivering a Senior Secured Note Purchase Agreement Signature Page in the form of Exhibit A hereto (each an “Investor Signature Page”) in accordance with Section 1 hereof (each such party, including each Existing Noteholder (as defined below) exchanging Existing Notes, an “Investor” and, collectively, the “Investors”) and, for purposes of Section 3, Acquiom Agency Services LLC in its capacity as Collateral Agent (as defined below) for the Investors.

WHEREAS, the Company has previously issued senior promissory notes in an aggregate principal amount of $5,625,000 pursuant to a Senior Note Purchase Agreement dated as of June 13, 2023 (the “Existing Notes”);

WHEREAS, the holders of Existing Notes (each an “Existing Noteholder” and, collectively, the “Existing Noteholders”) may each elect to surrender his or its Existing Notes in exchange for Notes with an aggregate principal amount equal to the aggregate principal amount of such Existing Noteholder’s Existing Notes plus accrued and unpaid interest through the day immediately prior to the date of the exchange (the “Existing Note Amount”); and

WHEREAS, on the terms and subject to the conditions set forth herein, each Investor desires to purchase from the Company, and the Company desires to sell to each Investor, a senior secured promissory note in the form attached hereto as Exhibit B (each, as amended or otherwise modified from time to time, a “Note” and, collectively, the “Notes”) with the respective principal amounts as listed on such Investor’s Investor Signature Page (each such amount, a “Financing Amount”), not to exceed the aggregate principal amount of $14,375,000, exclusive of any Notes issued in exchange for Existing Notes. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note or the Security Agreement (as defined below), as applicable.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Issuance of the Notes. Subject to the terms and conditions contained herein, at each of the closings of the sale and purchase of the Notes (each, a “Closing” and, collectively, the “Closings”), the Company agrees to issue and sell to the Investor participating in such Closing, and such Investor agrees to purchase (for the avoidance of doubt, an exchange of an Existing Note as described in Section 2 shall be deemed to be a purchase), a Note in the principal amount of such Investor’s Financing Amount or Existing Note Amount, as applicable. At each Closing, the Company shall deliver to the Investor participating in such Closing a Note against receipt by the Company of, (i) in the case of Notes issued other than in exchange for Existing Notes, the corresponding Financing Amount, or (ii) in the case of Notes issued in exchange for Existing Notes, the Existing Notes surrendered in accordance with Section 2. The initial Closing shall take place remotely via the exchange of documents and signatures on the date hereof, and any subsequent Closings shall take place within a 60-day period from the date hereof (which period may be extended by the Company in its discretion).

2. Exchange of Existing Notes. Subject to the terms and conditions contained herein, the Company agrees to issue and sell to each Existing Noteholder that elects to surrender his or its Existing Notes a Note in the principal amount of such Existing Noteholder’s Existing Note Amount. At each Closing, the Company shall deliver to the Existing Noteholder participating in such Closing a Note upon surrender of the Existing Notes to the Company, which Existing Notes shall be cancelled by the Company, terminate and have no further force or effect. The Company (including any successor of the Company) shall not have any obligation or liability, including, without limitation, for the payment of any outstanding principal, accrued interest or fees, to the Existing Noteholder in connection with the Existing Notes.

3. Security.

(a) The obligations and liabilities of the Company under each Note shall be secured by, and the Investors shall be entitled to a security interest in, certain assets of the Company and the Guarantors pursuant to that certain Security Agreement dated as of even date herewith in substantially the form attached hereto as Exhibit C (as may be amended, waived or otherwise modified from time to time, the “Security Agreement”) between the Company, the subsidiaries party thereto and the Collateral Agent (as defined herein) for the benefit of the Investors. As used herein, the term “Collateral” shall mean such term as defined in the Security Agreement.

(b) Acquiom Agency Services LLC shall act as the collateral agent under the Security Agreement and the other Transaction Documents (as defined herein) on behalf of the Investors (in such capacity, the “Collateral Agent”), and each of the Investors hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of such Investor in such capacity for purposes of acquiring, holding and enforcing any and all liens on Collateral granted by the Company to secure any of the obligations or liabilities pursuant to the Notes and the other Transaction Documents and to take such actions on such Investor’s behalf under the provisions of the Security Agreement, any engagement letter or services agreement entered into with the Company and each other Transaction Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Purchase Agreement or any such other document, together with such powers as are reasonably incidental thereto, including without limitation the authority to negotiate and execute the Security Agreement and other agreements relating to securing the Obligations (or any amendments, waivers or other modifications thereof, provided that any such amendment, waiver or other modification of the Security Agreement shall be subject to the consent of the Required Holders and all other terms and conditions of Section 9(a) herein). Each Investor expressly agrees that the terms of all such agreements (including, without limitation, terms setting for the duties, limitations on liability and indemnification of the Collateral Agent) shall inure to the benefit of, and be binding upon, each Investor. By the Collateral Agent’s execution of this Agreement, the Collateral Agent hereby accepts and agrees to such appointment and authorization and agrees to act in accordance with the foregoing and the other relevant terms of the Transaction Documents.

4. Covenants.

(a) Additional Indebtedness. While any Notes issued hereunder are outstanding, except with the prior written consent of the Required Holders, the Company shall not incur any additional indebtedness for borrowed money, other than (i) the Notes, (ii) notes or other debt instruments with terms substantially similar to the Notes or not more burdensome on the Company than the Notes, in each case that are pari passu with or are subordinate to the Notes, which may be secured by the Collateral pursuant to the Security Agreement (such notes or other debt instruments, other than the Notes, the “Additional Notes”), provided that (x) the aggregate principal amount of the Notes and Additional Notes shall not exceed the sum of $14,375,000 and the aggregate principal amount of any Notes issued in exchange for Existing Notes and (y) no Additional Note shall be secured by any assets that are not Collateral or guaranteed by any person that is not a Guarantor, (iii) purchase money indebtedness, capitalized leases or equipment financing indebtedness incurred in the ordinary course of business, (iv) unsecured indebtedness incurred in the ordinary course of business not exceeding $500,000 in the aggregate and (v) trade accounts payable in the ordinary course of business.

(b) Liens. The Company will not, without the prior written consent of the Required Holders, create, incur, assume or suffer to exist any Lien on any property or assets of any kind (real or personal, tangible or intangible), except the Liens created under the Security Agreement and any other Permitted Liens. As used herein, “Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, security interest, lien (whether statutory or otherwise), charge, encumbrance or other security agreement or similar preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing. As used herein, “Permitted Lien” means any and all of the following: (i) Liens on the Collateral in favor of the Collateral Agent or the Investors pursuant to any of the Transaction Documents (or any related instrument or document); (ii) Liens incurred in the ordinary course of business that do not secure indebtedness for borrowed money; (iii) Liens existing as of the date hereof and listed on Annex A hereof; (iv) involuntary Liens arising by operation of law that do not affect the business or operations of the Company in any material respect; and (v) Liens securing additional indebtedness permitted by Section 4(a)(i) or (ii).

(c) Subsidiaries; Distributions and Dividends; Investments. Neither the Company nor any other Grantor (as defined in the Security Agreement) shall:

(i) directly or indirectly, incorporate or form any United States domestic subsidiary in any jurisdiction after the date hereof unless such subsidiary becomes a Guarantor and Grantor under the Security Agreement;

(ii) pay a dividend or make a distribution to a parent company that is not a Guarantor and Grantor thereunder in respect of the equity interests owned by such parent company in such Grantor, or make any investment or transfer any assets to such parent, in each case, other than as necessary to execute the ordinary course business plan of Pubco (as defined below) or otherwise to fund its ordinary course expenses (including payroll) and operations;

(iii) make any investment in or transfer any asset to any subsidiary that is not a Grantor (other than Security Corp. (as defined in the Security Agreement)) other than as necessary to execute the ordinary course business plan of such subsidiary or otherwise to fund its ordinary course expenses (including payroll) and operations; or

(iv) make any investment in or transfer any asset to Security Corp.

5. Representations and Warranties of the Company. The Company and each of the Guarantors represents and warrants to each Investor, as of the date hereof, that:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and each of the Guarantors is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, and has all requisite corporate power and authority to carry on its business as now conducted. The Company and each Guarantor is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b) Authorization. All corporate action has been taken on the part of the Company and each of the Guarantors, and its respective officers, directors and stockholders necessary for the authorization, execution and delivery of this Purchase Agreement, the Security Agreement and the Notes (collectively, with any other documents or instruments delivered to the Investors or Collateral Agent in connection therewith, the “Transaction Documents”). Except as may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer or similar laws relating to or affecting the enforcement of creditors’ rights, the Company and each of the Guarantors has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of the Transaction Documents, the valid and enforceable obligations they purport to be.

(c) Issued Shares. All of the outstanding shares of common stock and preferred stock of the Company and each its Guarantors are duly authorized, validly issued, fully paid and nonassessable and were issued in material compliance with all applicable federal and state securities laws.

(d) Compliance with Other Instruments. Neither the authorization, execution and delivery of the Transaction Documents, nor the issuance and delivery of the Notes, will constitute or result in a material default or violation of any law or regulation applicable to the Company or any material term or provision of the Company’s certificate of incorporation or bylaws of the Company or any material agreement or instrument by which it is bound or to which its properties or assets are subject. The authorization, execution and delivery of the Transaction Documents to which it is a party, will not constitute or result in a material default or violation of any law or regulation applicable to such Guarantor or any material term or provision of such Guarantor’s certificate of incorporation or bylaws or any material agreement or instrument by which it is bound or to which its properties or assets are subject.

(e) Government Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or any Guarantor is required in connection with the consummation of the transactions contemplated by any of the Transaction Documents, except for (i) filings required pursuant to applicable securities laws and blue sky laws, which filings will be effected within the time prescribed by law; (ii) such consents, approvals, authorizations, etc., as have been obtained and remain in full force and effect and (iii) filings in connection with the perfection of Liens on the Collateral.

(f) Valid Issuance. The shares to be issued, sold and delivered upon any whole or partial conversion of the Notes and accrued but unpaid interest thereon will be duly authorized and validly issued, fully paid and nonassessable and, based in part upon the representations and warranties of each Investor in this Purchase Agreement, will be issued in compliance with all applicable federal and state securities laws.

(g) Offering. Assuming the accuracy of the representations and warranties of each Investor contained in Section 6 hereof, the offer, issue and sale of the Notes are, and the issuance of the shares to be issued, sold and delivered upon conversion of the Notes and any accrued but unpaid interest thereon, if any, will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(h) Litigation. There are no material actions (including, without limitation, derivative actions), suits, proceedings or investigations pending or, to the knowledge of the Company, threatened in writing against the Company or any Guarantor at law or in equity in any court or before any other governmental authority. Neither the Company nor any Guarantor has received any correspondence from any third party with respect to any of the foregoing.

6. Representations and Warranties of each Investor. In order to induce the Company to enter into this Purchase Agreement, each Investor represents and warrants to the Company the following:

(a) Investment Status. Such Investor is purchasing its Note for its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such Note, any shares issuable upon conversion of such Note or any accrued but unpaid interest thereon or any part thereof except pursuant to a registration statement or an available exemption under applicable law. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in its Note. Such Investor has not been organized solely for the purpose of acquiring its Note. Such Investor acknowledges that its Note and any shares issuable upon conversion of such Note or any accrued but unpaid interest thereon have not been registered under the Act, or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Act and any applicable state laws or an exemption from such registration is available. Such Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D of the promulgated under the Act, as presently in effect.

(b) Authorization. All action has been taken on the part of such Investor necessary for the authorization, execution and delivery of the Transaction Documents. Except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, such Investor has taken all corporate action required to make all of the obligations of such Investor reflected in the provisions of the Transaction Documents, the valid and enforceable obligations they purport to be.

(c) Investment Banking; Brokerage Fees. Such Investor is not obligated for the payment of any investment banking fees, brokerage commissions, broker’s or finder’s fees or similar compensation (exclusive of professional fees to lawyers and accountants) in connection with the transactions contemplated by this Purchase Agreement.

(d) Exculpation. Such Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Such Investor agrees that neither any Investor nor their respective controlling persons, officers, directors, partners, agents or employees shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of its Note.

7. Optional Conversion.

(a) Each Investor may choose to convert all or a portion of the principal and any accrued but unpaid interest due on the Notes into shares of common stock of the Company or its successor (the “Common Stock”) on the Maturity Date (as defined in the Notes) at the Conversion Price. The “Conversion Price” means $8.50 per share (as may be adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

(b) If the Company closes a De-SPAC Transaction while the Notes remain outstanding, the Company shall cause the SPAC to agree in writing with each Investor (an “Exchange Agreement”) to permit its Note (including all accrued and unpaid interest then outstanding) to be surrendered and exchanged for shares of capital stock of Pubco in conjunction with the closing of the De-SPAC or at any time thereafter, but prior to the Maturity Date. Each Investor shall have the right, but not the obligation, to surrender and exchange its Note (including all accrued and unpaid interest then outstanding) in whole or in part: (i) in conjunction with the closing of the De-SPAC Transaction, at the De-SPAC Conversion Price or (ii) following the closing of a De-SPAC Transaction, but prior to the Maturity Date, at the Conversion Price. “De-SPAC Transaction” means a business combination between the Company and a publicly-traded special purpose acquisition company (“SPAC”), pursuant to which SPAC or an affiliated entity of SPAC acquires all of the outstanding equity and equity equivalents of the Company, following the consummation of which the common stock of the surviving company (“Pubco”) is publicly traded. For the avoidance of doubt, the transaction contemplated by the Business Combination Agreement dated September 6, 2023 by and among Andretti Acquisition Corp. (“AAC”), a Cayman Islands exempted company incorporated with limited liability, Tigre Merger Sub, Inc., a wholly owned subsidiary of AAC, and the Company is a De-SPAC Transaction as that term is used herein. “De-SPAC Conversion Price” means $4.50 per share (as may be adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

(c) If the Company consummates an initial public offering (an “IPO”) before the Maturity Date, then each Investor may, in its sole discretion, surrender and exchange its Note (including all accrued and unpaid interest then outstanding), in whole or in part: (i) at the time of the execution of the underwriting agreement entered into by the Company and the underwriters in connection with the IPO for shares of capital stock of the Company at the De-SPAC Conversion Price or (ii) any time thereafter, but prior to the Maturity Date, for shares of capital stock of the Company at the Conversion Price.

(d) The Company shall notify the Investors of the closing of a De-SPAC Transaction or IPO before the Maturity Date at least ten business days prior to the expected closing date of such De-SPAC or IPO. Following receipt of such notice, the Investor shall notify the Company (i) whether it intends to surrender and exchange its Note and (ii) if such exchange shall not be for the full amount of the Note (including all accrued and unpaid interest then outstanding), the amount of such Note that the Investor is electing to exchange, in each case at least five business days prior to such closing date.

(e) In connection with the conversion of the Notes, each Investor hereby agrees to execute and deliver to the Company all transaction documents reasonably related to such conversion, including a purchase agreement and other ancillary agreements, with customary representations and warranties and transfer restrictions (including a lock-up agreement), with customary exceptions to any drag-along applicable to such Investor, including (without limitation) limited representations, warranties, liability and indemnification obligations for such Investor, and having the same terms as those agreements entered into by any other participating investors. No fractional shares shall be issued with respect to any payment or conversion of the Notes.

8. Registration. In the event of a De-SPAC Transaction, the Company will cause the Pubco to include the shares of capital stock of the Pubco issuable upon surrender and exchange by each Investor of its Note in any resale registration statement required to be prepared and filed in connection with the De-SPAC Transaction.

9. Miscellaneous.

(a) Waivers and Amendments. This Purchase Agreement and the corresponding terms of each Note may be amended, modified, or terminated, and the observance of any term of this Purchase Agreement may be waived, with respect to all parties to this Purchase Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investors of Notes representing a majority of the aggregate principal amount then outstanding under all of the Notes (such Investors, the “Required Holders”), provided, that no such amendment, modification or waiver shall be effective to the extent such amendment, modification or waiver (i) adversely affects the rights of any Investor in a manner different from those of such consenting Investors (other than differences related to the different principal amounts or issue dates of the Notes) without the consent of each such differently affected Investor, or (ii) alters or eliminates the unpaid principal and/or accrued and unpaid interest of an Investor’s Note without the consent of such Investor, and provided, further, that the approval of the Required Holders shall not be required for the addition of additional Investors as parties to this Purchase Agreement so long as the aggregate principal amount of the Notes issued at all Closings is consistent with the terms of this Purchase Agreement. The Security Agreement may be amended, waived or otherwise modified as provided therein. No waivers of or exceptions to any term, condition or provision of this Purchase Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(b) Governing Law. The internal laws of the State of Delaware, irrespective of its conflicts of law principles, shall govern the validity of this Purchase Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

(c) Section Headings; Construction; Counterparts. The descriptive headings in this Purchase Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. In the event an ambiguity or question of intent or interpretation arises, this Purchase Agreement and the agreements, documents and instruments executed and delivered in connection herewith shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Purchase Agreement and the agreements, documents and instruments executed and delivered in connection herewith. This Purchase Agreement may be executed simultaneously in any number of facsimile or original counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document. The words “execute,” “sign,” “signature” and words of like import in this Purchase Agreement and the agreements, documents and instruments executed and delivered in connection herewith shall be deemed to include electronic signatures, if applicable, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable federal or state law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

(d) Notices. Unless otherwise provided herein, any notice or demand which is required or permitted to be given under this Purchase Agreement shall be deemed to have been sufficiently given and received the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by e-mail or facsimile (without receipt of a notice of error in transmission), (iv) one (1) business day after being deposited with an overnight courier service of recognized standing having specified next day delivery, or (v) four days after being deposited in the U.S. mail, first class with postage prepaid; (a) if to an Investor, at such Investor’s address, e-mail address or facsimile number set forth on such Investor’s signature page hereto, or at such other address as such Investor shall have furnished the Company in writing, (b) if the Company, to the Company’s address, e-mail address or facsimile number set forth on the signature page hereto or (c) if to the Collateral Agent, at its address, e-mail address or facsimile number set forth on the signature page hereto.

(e) Usury. This Purchase Agreement and the Notes issued pursuant to the terms of this Purchase Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to any Investor hereunder for the loan, use, forbearance or detention of money exceed the lowest maximum interest rate permitted under applicable law. If at any time the performance of any provision hereof or the Notes involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and each Investor hereof that all payments under this Purchase Agreement or the Notes are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth in the Notes, or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this paragraph shall never be superseded or waived and shall control every other provision of this Purchase Agreement and the Notes.

(f) Integration. The Transaction Documents, and the exhibits, documents and instruments referred to herein or therein constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof, including, without limitation, the provisions of the letter of intent between the parties hereto in respect of the transactions contemplated herein, which provisions of the letter of intent shall be completely superseded by the representations, warranties, covenants and agreements of the Company contained herein.

(g) Severability. In the event that any provision of this Purchase Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Purchase Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Purchase Agreement to any party.

(h) Fees and Expenses. Each party hereto shall pay all costs and expenses incurred by it in connection with this Purchase Agreement, the Transaction Documents, and the transactions contemplated hereby and thereby.

(i) Collateral Agent Duties. The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Transaction Documents. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing and without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Transaction Documents with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law and instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Transaction Documents that the Collateral Agent is required to exercise in writing as directed by the Required Holders; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Transaction Document or applicable laws, and (c) except as expressly set forth in the Transaction Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any Guarantor that is communicated to or obtained by the Person serving as Collateral Agent or any of its Affiliates in any capacity.

[Signature pages follow]

8

IN WITNESS WHEREOF, the parties hereto have caused this Senior Secured Note Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

ZAPATA COMPUTING, INC.

By:	/s/ Christopher Savoie
Name: Christopher Savoie
Title: CEO

Company Address
100 Federal Street, Fl 20
Boston, MA 02110

GUARANTORS:

ZAPATA GOVERNMENT SERVICES, INC.

By:	/s/ Christopher Savoie
Name: Christopher Savoie
Title: President & CEO

COLLATERAL AGENT:

ACQUIOM AGENCY SERVICES LLC

By:	/s/ Karyn Kesselring
Name: Karyn Kesselring
Title: Director

Collateral Agent Address
Address: 950 17th Street, Suite 1400
Denver, CO 80202
Attn: Karyn Kesselring

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

WILLIAM J. SANDBROOK

By:	/s/ William J. Sandbrook
Date: December 15, 2023

Existing Note Amount: $550,684.93
Financing Amount: $1,050,684.93

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

MICHAEL ANDRETTI

By:	/s/ Michael Andretti
Date: December 15, 2023

Existing Note Amount: $1,101,369.86
Financing Amount: $1,601,369.86

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

FOSSEKALLEN INVEST AS

By:	/s/ Anders G. Frøseth
Name: Anders G. Frøseth
Date: December 15, 2023

Existing Note Amount: $2,202,739.73
Financing Amount: $3,202,739.73

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

WILLIAM E. KLITGAARD

By:	/s/ William E. Klitgaard
Date: December 15, 2023

Existing Note Amount: $545,479.45
Financing Amount: $545,479.45

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

MERCK GLOBAL HEALTH INNOVATION FUND, LLC
By: Merck Global Health Innovation Fund, LLC

By:	/s/ William J. Taranto
Name: William J. Taranto
Date: December 15, 2023

Existing Note Amount: $267,671.23
Financing Amount: $267,671.23

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

WILLIAM M. BROWN

By:	/s/ William M. Brown
Date: December 15, 2023

Existing Note Amount: $0
Financing Amount: $150,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PETER C. BROWN

By:	/s/ Peter C. Brown
Date: December 15, 2023

Existing Note Amount: $0
Financing Amount: $100,001

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PRELUDE FUND LP
By: Prelude Ventures LLC, its General Partner

By:	/s/ Mark Cupta
Name: Mark Cupta
Date: December 15, 2023

Existing Note Amount: $550,684.93
Financing Amount: $550,684.93

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

COMCAST VENTURES, LP
By: Comcast CV GP, LLC, its General Partner

By:	/s/ Derek H. Squire
Name: Derek H. Squire
Title: General Counsel
Date: December 15, 2023

Existing Note Amount: $550,684.93
Financing Amount: $550,684.93

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

DO & RICKLES INVESTMENTS, LLC

By:	/s/ Cuong Do
Name: Cuong Do
Title: Managing Member
Date: December 15, 2023

Existing Note Amount: $0
Financing Amount: $125,000.00

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PITANGO VENTURE CAPITAL FUND VII, L.P.

By: Pitango VC Fund VII, LP its General Partner

By: Pitango VGP 2016, Ltd., its General Partner

By: /s/ Ayal Itzkovitz

Name: Ayal Itzkovitz

Title: Managing Partner

By: /s/ Eyal Klein

Name: Eyal Klein

Title: Partner & CFO

Date: December 15, 2023

PITANGO VENTURE CAPITAL FUND VII – ISREAL L.P.

By: Pitango VC Fund VII, LP its General Partner

By: Pitango VGP 2016, Ltd., its General Partner

By: /s/ Ayal Itzkovitz

Name: Ayal Itzkovitz

Title: Managing Partner

By: /s/ Eyal Klein

Name: Eyal Klein

Title: Partner & CFO

Date: December 15, 2023

PITANGO VENTURE CAPITAL

PRINCIPALS FUND VII, L.P.

By: Pitango VC Fund VII, LP its General Partner

By: Pitango VGP 2016, Ltd., its General Partner

By: /s/ Ayal Itzkovitz

Name: Ayal Itzkovitz

Title: Managing Partner

By: /s/ Eyal Klein

Name: Eyal Klein

Title: Partner & CFO

Date: December 15, 2023

Existing Note Amount: $275,342.47

Financing Amount – Pitango Venture Capital

Fund VII, L.P.: $249,212.47

Financing Amount – Pitango Venture Capital

Fund VII, L.P.: $20,904.00

Financing Amount – Pitango Venture Capital

Fund VII, L.P.: $5,226.00

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

AHREN LP
By: Ahren Innovation Capital Guernsey (GP) Limited, its General Partner

By:	/s/ Mark Douglas
Name: Mark Douglas
Title: Director

Date:	December 20, 2023

Existing Note Amount: $137,808.22
Financing Amount: $137,808.22

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

LINCOLN PARK CAPITAL FUND, LLC
By: Lincoln Park Capital, LLC
By: Alex Noah Investors, Inc.

By:	/s/ Jonathan Cope
Name: Jonathan Cope
Title: Managing Member
Date: December 20, 2023

Existing Note Amount: $0
Financing Amount: $250,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PACIFIC PREMIER TRUST,
CUSTODIAN, FBO GERALD
PUTNAM, IRA

By:	/s/ Greg Wade
Name: Greg Wade
Title: Authorized Signer
Date: December 26, 2023

Existing Note Amount: $0
Financing Amount: $125,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PACIFIC PREMIER TRUST,
CUSTODIAN, FBO SHARRON
PUTNAM, IRA

By:	/s/ Greg Wade
Name: Greg Wade
Title: Authorized Signer
Date: December 26, 2023

Existing Note Amount: $0
Financing Amount: $125,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

ERIC REUTHE

By:	/s/ Eric Reuthe
Date: January 5, 2024

Existing Note Amount: $0
Financing Amount: $125,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

HF FUND LP

By: Sandia Investment Management LP, its investment manager

By:	/s/ Thomas J. Cagna
Name: Thomas J. Cagna
Title: CFO
Date: February 5, 2024

Existing Note Amount: $0
Financing Amount: $1,000,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

DIAMETRIC TRUE ALPHA MARKET NEUTRAL MASTER FUND, LP

By: Sandia Investment Management LP, its investment manager

By:	/s/ Thomas J. Cagna
Name: Thomas J. Cagna
Title: CFO
Date: February 5, 2024

Existing Note Amount: $0
Financing Amount: $319,204.13

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

DIAMETRIC TRUE ALPHA ENHANCED MARKET NEUTRAL MASTER FUND, LP

By: Sandia Investment Management LP, its investment manager

By:	/s/ Thomas J. Cagna
Name: Thomas J. Cagna
Title: CFO
Date: February 5, 2024

Existing Note Amount: $0
Financing Amount: $1,680,795.87

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

D-WAVE QUANTUM INC.

By:	/s/ Alan Baratz
Name: Alan Baratz
Title: CEO
Date: February 8, 2024

Existing Note Amount: $0
Financing Amount: $1,000,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

JOHN FOX

By:	/s/ John Fox
Name: John A Fox
Date: March 11, 2024

Existing Note Amount: $ N/A
Financing Amount: $300,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

TYLER VAIL

By:	/s/ Tyler Vail
Name: Tyler Vail
Date: March 15, 2024

Existing Note Amount: $0
Financing Amount: $1,000,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

JOSEPH MANNINO

By:	/s/ Joseph Mannino
Date: March 15, 2024

Existing Note Amount: $0
Financing Amount: $300,000.00

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

STUART TUCKER

By:	/s/ Stuart Tucker
Date: March 22, 2024

Existing Note Amount: $0
Financing Amount: $50,000.00

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

EYAL OHANA

By:	/s/ Eyal Ohana
Date: March 22, 2024

Existing Note Amount: $0
Financing Amount: $100,000.00

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PHYLLIS POSTELNEK

By:	/s/ Phillis Postelnek
Date: March 24, 2024

Existing Note Amount: $0
Financing Amount: $125,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

THE BENCHMARK COMPANY, LLC

By:	/s/ Richard Messina
Name: Richard Messina
Date: March 27, 2024

Existing Note Amount: $0
Financing Amount: $1,000,000

Address:

Email:

NOTE PURCHASE AGREEMENT SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is an Investor, as defined in that certain Senior Secured Note Purchase Agreement (the “Purchase Agreement”) by and among Zapata Computing, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of December 15, 2023, acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations and Warranties of each Investor” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as an “Investor” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

BENJAMIN SECURITIES, INC.

By:	/s/ Mike Coyne
Name: Mike Coyne
Title: Principal
Date: March 27, 2024

Existing Note Amount: $0
Financing Amount: $150,000

Address:

Email:

EXHIBIT B

FORM OF SENIOR SECURED PROMISSORY NOTE

THIS SENIOR SECURED PROMISSORY NOTE AND ANY SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). EXCEPT AS MAY BE PERMITTED BY RULE 144 UNDER THE SECURITIES ACT, THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS SENIOR SECURED PROMISSORY NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SENIOR SECURED NOTE PURCHASE AGREEMENT AMONG THE COMPANY AND CERTAIN INVESTORS NAMED THEREIN, DATED AS OF DECEMBER 15, 2023.

ZAPATA COMPUTING, INC.

SENIOR SECURED PROMISSORY NOTE

$[___]	[___], 2023

FOR VALUE RECEIVED, Zapata Computing, Inc., a Delaware corporation (the “Company”), promises to pay to [___] (“Investor”), or its registered assigns, in lawful money of the United States of America the principal sum of [___] Dollars ($[___]), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Senior Secured Promissory Note (this “Note”) as provided in Section 1 below.

All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder (the “Outstanding Balance”), shall be due and payable on December 15, 2026 (the “Maturity Date”), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof.

This Note is one of a series of Notes that are being issued pursuant to that certain Senior Secured Note Purchase Agreement dated December 15, 2023 (the “Purchase Agreement”), by and among the Company and certain investors named therein, including Investor. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. Each Note ranks equally and ratably with the other Notes without priority over one another. No cash payment shall be made hereunder or from the proceeds of any exercise of remedies against any Collateral by the Collateral Agent pursuant to the Security Agreement unless payment is made with respect to the other Notes in an amount which bears the same ratio to the then unpaid principal and accrued but unpaid interest on such other Notes as the payment made hereon bears to the then unpaid principal and accrued but unpaid interest under this Note.

The obligations under this Note are secured pursuant to that certain Security Agreement dated as of December 15, 2023.

1. Interest; Payment. Interest shall accrue on the unpaid principal balance (including any capitalized interest as provided below) of this Note at a rate equal to 15% per annum until the Maturity Date, in each case, computed on the basis of the actual number of days elapsed and a year of 365 days. Accrued but unpaid interest will (except to the extent previously capitalized as provided herein) be capitalized and added to principal balance of this Note on a yearly basis on and as of each anniversary of December 15, 2023 and will thereafter accrue interest as provided herein, and all accrued but unpaid (and not previously capitalized) interest will be payable in full in cash on the Maturity Date, if not previously paid. Any payment made in cash shall be made in lawful tender of the United States. On or after December 15, 2025 and prior to the Maturity Date or at any time when the aggregate principal amount of all Notes outstanding is $3.0 million or less, the principal amount of this Note and any accrued interest thereon may be prepaid by the Company in cash without penalty in whole or in part at any time and from time to time. Each Note ranks equally and ratably with the other Notes without priority over one another. No cash payment shall be made hereunder or from the proceeds of any exercise of remedies against any Collateral by the Collateral Agent pursuant to the Security Agreement unless payment is made with respect to the other Notes in an amount which bears the same ratio to the then unpaid principal and accrued but unpaid interest on such other Notes as the payment made hereon bears to the then unpaid principal and accrued but unpaid interest under this Note. Section 7 of the Purchase Agreement provides in accordance with its terms for the conversions of the Notes under certain circumstances.

2. Events of Default. The Outstanding Balance shall be due and payable when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a) Failure to Pay. The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder or (ii) any other payment required under the terms of this Note on the date due and such payment shall not have been made within fifteen (15) days of the Company’s receipt of Investor’s written notice to the Company of such failure to pay; or

(b) Event of Default under Security Agreement. Any “Event of Default” as defined in the Security Agreement shall have occurred and be continuing.

(c) Default under Loan Agreement. The Company or any other Grantor shall be in default under any loan agreement or any other indebtedness for borrowed money, in each case in a principal amount of greater than $200,000 that has not been cured or waived; or

(d) Voluntary Bankruptcy or Insolvency Proceedings. The Company or any other Grantor shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute) after the date hereof, (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(e) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or any other Grantor or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any other Grantor or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

3. Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default described in Section 2(a), and at any time thereafter during the continuance of such Event of Default, Investor may by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Section 2 (other than clause (a) thereof), and at any time thereafter during the continuance of such Event of Default, the Required Holders may by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Subject to (and as limited by) the foregoing and the terms of the Security Agreement, in addition to any other remedies hereunder, upon the occurrence or existence of any Event of Default, Investor may exercise any other right power or remedy otherwise permitted to it by law, either by suit in equity or by action at law, or both. For purposes of this Note: “Obligations” means all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company and the other Grantors to Investor or the Collateral Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note, the Purchase Agreement and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company and the other Grantors hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

4. Successors and Assigns. Subject to Section 5 below, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. This Note may not be transferred by any Investor without the prior written consent of the Company, not to be unreasonably withheld, provided that no consent of the Company shall be required if either (x) an Event of Default shall have occurred or be continuing or (y) such assignment is to another Investor or to any affiliate of such Investor, in each case upon surrender of the Note to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the affiliate transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the affiliate transferee. Interest and principal shall be paid solely to the registered holder of this Note.

5. Assignment. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Investor.

6. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Required Holders; provided, that no such amendment, modification or waiver shall be effective without the written consent of Investor to the extent such amendment, modification or waiver (i) adversely affects the rights of Investor in a manner different from those of the holders of the other Notes (other than differences related solely to the different principal amounts or issue dates of the Notes) or (ii) alters or eliminates the unpaid principal and/or accrued and unpaid interest of the Investor’s Note. Any amendment effected in accordance with the immediately preceding sentence shall be binding upon the Company, Investor and each transferee of this Note.

7. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be delivered in accordance with Section 9(d) of the Purchase Agreement.

8. Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then the provisions of Section 9(e) of the Purchase Agreement shall apply.

9. Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

10. Governing Law. The internal laws of the State of Delaware, irrespective of its conflicts of law principles, shall govern the validity of this Note, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

11. Severability. In the event that any provision of this Note becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Note shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Note to any party.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Senior Secured Promissory Note to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

ZAPATA COMPUTING, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Senior Secured Promissory Note to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTOR:

[___]

By:
Name:
Title:

EXHIBIT C

FORM OF SECURITY AGREEMENT

SECURITY AGREEMENT

This Security Agreement (this “Agreement”), dated as of December 15, 2023 is by and between ZAPATA COMPUTING, INC., a Delaware corporation (“Debtor”) having a principal place of business located at 100 Federal Street, Floor 20, Boston, Massachusetts 02110, each of the subsidiaries of the Debtor party hereto, and Acquiom Agency Services LLC in its capacity as Collateral Agent for the Investors under (with each such term as defined in) the Note Purchase Agreement referenced below (“Secured Party”).

WHEREAS, Debtor and Secured Party are parties to that certain Senior Secured Note Purchase Agreement, dated as of the date hereof (as amended, restated, waived, supplemented and/or modified, from time to time, the “Note Purchase Agreement”), among Debtor, certain Investors (as defined therein) and Secured Party;

WHEREAS, pursuant to the Note Purchase Agreement, Debtor has sold and issued on the date hereof, and may sell or issue after the date hereof, to the Investors on the date hereof the Notes (as defined therein) in an aggregate principal amount up to $20,000,000 (including any Notes issued in exchange for Existing Notes, as such term is defined in the Note Purchase Agreement), plus accrued and unpaid interest of the Existing Notes through the day immediately prior to the date of the exchange; and

WHEREAS, under the terms of the Note Purchase Agreement, Secured Party and the Investors require that Debtor and the Guarantors (as defined herein) enter into this Agreement to secure the obligations of Debtor under the Notes and the other Obligations (as defined herein);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor, the Guarantors and Secured Party hereby agree as follows:

Section 1. Definitions.

(a) Certain Definitions. In addition to the words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

(i) “Collateral” means and includes all right, title and interest of each Grantor in and to all of the following property and assets of the Grantor, in each case whether now existing or hereafter arising or created and whether now owned or hereafter acquired and wherever located (and, to the extent that any term below is not otherwise defined herein and is defined in the UCC), such term shall have the meaning given to it in the UCC):

A.	all accounts and accounts receivable (the “Accounts”);

B.	all inventory (including raw materials, work-in-process, finished goods and supplies);

C.	all contract rights and general intangibles (including, without limitation, payment intangibles and software);

D.

all property constituting a patent, copyright, trademark (or any issuance, registration, or application in respect of any of the foregoing), service mark, trade name, mask work, trade secret, or any other intellectual property right, including rights in software applications and platforms, software code, databases, technology, processes, methods, formulations, compositions, and inventions or license of any of the foregoing, in each case arising under the laws of any jurisdiction in the world and together with all goodwill associated with any trademark, service mark or trade name (the “Intellectual Property”);

E.	all equipment (including all machinery, furniture and fixtures);

F.	all farm products;

G.	all goods;

H.	all chattel paper (whether tangible or electronic);

I.

all fixtures (excluding any fixtures that are mortgaged to any third-party mortgagee that holds a mortgage on the real property to which such fixtures relate, but only for so long as such mortgage remains in effect);

J.	all investment property (including, without limitation, all financial assets, certificated and uncertificated securities, securities accounts and security entitlements) (the “Pledged Securities”);

K.	all letter-of-credit rights;

L.	all rights under judgments, all commercial tort claims and choses in action;

M.

all books, records and information relating to the Collateral and/or to the operation of Grantor’s business and all rights of access to such books, records and information and all property in which such books, records and information are stored, recorded and maintained;

N.	all instruments, promissory notes, documents of title, documents, policies and certificates of insurance, securities, deposits, deposit accounts, money, cash or other property;

O.	all federal, state and local tax refunds and/or abatements to which Grantor is or becomes entitled no matter how or when arising, including but not limited to any loss carryback tax refunds; and

P.

all insurance proceeds, refunds and premium rebates, including without limitation proceeds of fire and credit insurance, whether any of such proceeds, refunds and premium rebates arise out of any of the foregoing (A-O) or otherwise; and

Q.

to the extent not otherwise included, all proceeds, supporting obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding the foregoing, “Collateral” shall not include the following (the following, collectively, the “Excluded Property”):

(1) any general intangible, permit, lease, license, contract or other instrument of Debtor to the extent the grant of a security interest in such general intangible, permit, lease, license, contract or other instrument in the manner contemplated by this Agreement, under the terms thereof or under applicable law, is prohibited and would result in the termination thereof or default thereunder or give the other parties thereto the right to terminate, accelerate or otherwise alter Debtor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided, that (x) any such limitation described in this clause (1) on the security interests granted hereunder shall only apply to the extent that any such prohibition or right to terminate or accelerate or alter Debtor’s rights is not rendered ineffective pursuant to the UCC or any other applicable law and (y) in the event of the termination or elimination of any such prohibition or right or the requirement for any consent contained in any applicable law, general intangible, permit, lease, license, contract or other instrument, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such general intangible, permit, lease, license, contract or other instrument shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder;

(2) any equipment, property or other asset subject to a security interest or lien securing a capital lease obligation, purchase money indebtedness or equipment financing permitted by Section 4(a)(ii) of the Note Purchase Agreement if and to the extent that the grant of a security interest or lien in any such equipment, property or other asset would be prohibited under the terms of, result in a breach or the termination of or require any consent not obtained under any agreement relating thereto;

(3) any “intent-to-use” United States trademark applications to the extent that an amendment to allege use or statement of use has not been filed under 15 U.S.C. §1051I or 15 U.S.C. §1051(d), respectively, or if filed, has not been deemed in conformity with 15 U.S.C. §1051(a) or (c), it being agreed that for purposes of this Agreement and the Transaction Documents, no Lien granted to Secured Party on any “intent-to-use” United States trademark applications is intended to be a present assignment thereof; provided, however, that this exclusion shall not include any proceeds (or right to receive proceeds) of any of the assets described in this Clause (A) or any goodwill of any of Debtor’s business associated therewith or attributable thereto; or

(4) voting stock in excess of 65.0% of any non-domestic subsidiary of any Grantor.

(ii)

“Event of Default” means any default or breach of the terms, conditions or covenants of this Agreement (after giving effect to any applicable grace or cure period) or any Event of Default as defined in the Notes.

(iii)	“Grantor” means the Debtor and each Guarantor.

(iv)

“Guarantor” means each subsidiary of the Debtor organized in a state of the United States other than Zapata Computing Security Corporation, a Massachusetts corporation (“Security Corp”), and any parent that agrees in writing to be a Guarantor hereunder.

(v)	“Lien” has the meaning set forth in the Note Purchase Agreement.

(vi)	“Obligations” has the meaning set forth in the Notes.

(vii)	“Permitted Lien” has the meaning set forth in the Note Purchase Agreement.

(viii)	“Required Holders” has the meaning set forth in the Notes.

(ix)	“Transaction Documents” has the meaning set forth in the Note Purchase Agreement.

(x)

“UCC” means the Uniform Commercial Code as enacted and in effect in the State of New York; provided, however, that with respect to the perfection of Secured Party’s Lien on the Collateral and the effect of perfection or nonperfection thereof, the term “UCC” means, as appropriate in the context, the Uniform Commercial Code as in effect in any jurisdiction the laws of which are made applicable by section 9-301 of the Uniform Commercial Code as in effect in the State of New York.

(b) Other Definitions. Terms used but not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement or the Notes, as appropriate in the context.

(c) Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole, and “or” has the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified.

Section 2. Security Interest.

(a) To secure the prompt payment and performance of the Obligations in accordance with the terms thereof and of the Transaction Documents, each Grantor hereby grants to Secured Party, for its benefit and for the ratable benefit of the Investors and holders of any Obligations, a continuing security interest, under the UCC and all other applicable law, in and to and Lien on all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located. Each Grantor shall mark its books and records as may be necessary or appropriate to evidence Secured Party’s security interest. Each Grantor hereby authorizes Secured Party to file or cause to be filed one or more financing statements, amendments to financing statements, intellectual property security filings or other relevant filings with any filing office for the purpose of evidencing, perfecting or continuing perfection of Secured Party’s Lien on the Collateral of Grantor as provided herein.

(b) Subject to the last sentence of this Section 2(b) and Section 6, each Grantor shall take all action that may be necessary or desirable, or that Secured Party may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Secured Party’s security interest in and Lien on the Collateral or to enable Secured Party to protect, exercise or enforce its rights hereunder and in the Collateral. Each Grantor hereby authorizes Secured Party to file, and ratifies any such filings made prior to the date hereof, against such Grantor by Secured Party, one or more financing, continuation or amendment statements pursuant to the UCC in form and substance reasonably satisfactory to the Required Holders. Notwithstanding the foregoing or anything to the contrary herein or in any other Transaction Document, no Grantor shall be required to take any action with respect to the creation, perfection or recordation (or any similar action) of any Lien of Secured Party or any other Investor on any Collateral in or under the law of any jurisdiction other than the United States or any relevant state thereof.

Section 3. Principles Applicable to the Collateral. The parties agree that, at all times during the term of this Agreement, the following provisions shall be applicable to the Collateral:

(a) Without limiting any relevant rights of Secured Party under Section 7 hereof, each Grantor will permit Secured Party to inspect the Collateral and such Grantor’s books and records pertaining thereto at any reasonable time on reasonable prior notice during normal business hours, provided, however, that (1) if requested, Secured Party shall accept all information thereby provided under a written agreement of confidentiality reasonably satisfactory to such Grantor and Secured Party; provided that the terms of such agreement of confidentiality shall not prohibit Secured Party from sharing any information with the Investors, (2) in the reasonable opinion of outside counsel, such disclosure would not (i) violate any duty such Grantor owes to any third party under a written confidentiality agreement or (ii) result in the loss of any attorney-client privilege, and (3) so long as no Event of Default has occurred and is continuing, Debtor shall only be responsible for the costs and expenses of one inspection during each calendar year.

(b) Each Grantor shall maintain and keep (i) its principal place of business and its chief executive office, and (ii) its records concerning the Collateral of such Debtor at the address of the Debtor set forth on the first signature page of this Agreement and at no other location, in each case, without providing thirty (30) days’ prior written notice to Secured Party.

(c) Notwithstanding the security interest in the Collateral granted to and created in favor of Secured Party under this Agreement, each Grantor shall have the right, until such time as Secured Party shall have notified Grantor that it has revoked such right upon the occurrence and during the continuation of an Event of Default, to collect any and all Accounts at its own cost and expense.

(d) Secured Party (acting at the direction of Required Holders) shall have the right when an Event of Default has occurred and is continuing (i) to revoke the right of Grantor granted under Section 3(a) by written notice to Debtor to such effect, (ii) to take over and direct collection of any and all Accounts of Grantor, (iii) to give notice of Secured Party’s security interest in such Accounts to any or all persons obligated to Grantor thereon, and (iv) to direct such persons to make payment of such Accounts directly to Secured Party.

(e) Unless and until an Event of Default shall occur and be continuing and Secured Party shall have delivered a notice contemplated by Section 3(f) below, each Grantor shall be entitled to vote, consent and take any other action with respect to the Pledged Securities in any manner not inconsistent with the terms of any Transaction Document, and Secured Party will, if so requested, execute appropriate revocable proxies therefor.

(f) If an Event of Default shall have occurred and be continuing, if and to the extent that Secured Party (acting at the direction of Required Holders) shall so notify Grantor in writing, only Secured Party shall be entitled to vote or consent or take any other action with respect to the Pledged Securities (and Grantor will, if so requested, execute appropriate proxies therefor).

Section 4. Guarantee.

Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, to Secured Party, for the ratable benefit of the Investors, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, or amended and modified, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal, or amendment or modification, of any Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Debtor or any other Grantor of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether at the stated maturity, by acceleration or otherwise) and not of collection, and waives any right to require that any resort be had by the Secured Party or any other Investor to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Secured Party or any Investor in favor of the Debtor or any other person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of its Obligations, whether currently existing or hereafter incurred.

Section 5. Representations and Warranties. Each Grantor hereby represents and warrants to Secured Party, that:

(a) Such Grantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and it has the corporate or other organizational power and authority and the legal right to conduct the business in which it is currently engaged. Grantor’s exact legal name is (and for the prior five years or, if shorter, since the date of incorporation has been, unless otherwise noted), organization identification number is, and state of organization is (and for the prior five years or, if shorter, since the date of incorporation has been, unless otherwise noted) as set forth on Schedule A hereto.

(b) Grantor has the power and authority and the legal right to enter into, execute and deliver, and to perform its obligations under, this Agreement, and it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

(c) This Agreement constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting the enforcement of creditors’ rights generally and general equitable principles.

(d) The execution, delivery and performance by each Grantor of this Agreement will not violate (i) any applicable law or regulation or order of any governmental authority, (ii) the charter, by-laws or other organizational documents of such Grantor, or (iii) any material agreement, instrument or document binding on such Grantor or its assets.

(e) Such Grantor is the legal and beneficial owner of its Collateral free and clear of all Liens other than Permitted Liens.

(f) This Agreement creates a valid first-priority security interest in favor of Secured Party in the Collateral of Grantor (subject only to Permitted Liens) and, when a financing statements naming the Grantor as “Debtor” is filed under the UCC, shall constitute a valid, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.

(g) Grantor has no commercial tort claims as of the date hereof other than those listed on Schedule B.

(h) Schedule C correctly sets forth, as of the date hereof, (i) with respect to equity interests owned by each Grantor, the percentage of the issued and outstanding units of each class of the equity interests of the issuer thereof and (ii) all debt obligations and promissory notes or instruments evidencing indebtedness, in each case under this clause (ii) in an aggregate principal amount in excess of $100,000.

(i) Schedule D correctly sets forth as of the date hereof, all deposit and security accounts of each Grantor identifying the account name and number, purpose of the account and the depository institution or securities intermediary.

Section 6. Certain Covenants. Until payment in full of the Obligations (other than any inchoate indemnity or similar obligations), each Grantor agrees that:

(a) Subject to (and except as otherwise provided in) this Section and the other provisions hereof, each Grantor will, at its own cost and expense, cause Secured Party’s security interest in the Collateral to be perfected and continue perfected, and for such purpose Grantor will from time to time, promptly following the request of Secured Party execute and file or record, or cause to be filed or recorded, such instruments, documents and notices, including, without limitation, financing statements, continuation statements and intellectual property security interest filings, as Secured Party (acting at the direction of Required Holders) may deem necessary or advisable in order to perfect and continue perfected said security interest. Secured Party is hereby appointed attorney-in-fact for Grantor to do all acts and things which the Required Holders may deem necessary or advisable to preserve, perfect and continue perfected the Secured Party’s security interest in such Collateral, including, without limitation, the signing of financing and other similar statements. Grantor will promptly deliver to Secured Party all such information and documents relating to the Collateral as Secured Party may reasonably request for the performance of this Agreement.

(b) Risk of loss of, damage to or destruction of such Collateral is on the Grantors. Grantors will insure such Collateral against such risks and casualties and in such amounts and with such insurers as are within custom for similar businesses and companies.

(c) Grantors assumes full responsibility for taking any and all necessary steps to preserve its rights in the Accounts of the Grantors against account debtors.

(d) Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral of Grantors if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

(e) Debtor will promptly notify Secured Party in writing of the initiation of any commercial tort claim before any governmental authority by or in favor of any Grantor and will execute and deliver such statements, documents and notices and do and cause to be done all such things as Secured Party (acting at the direction of Required Holders) may reasonably deem necessary, appropriate or convenient, or as are required by law, to create, perfect and maintain Secured Party’s security interest in any commercial tort claim.

(f) Within 90 days following the date of this Agreement (or such other longer period as the Secured Party (acting at the direction of Required Holders) may reasonably approve), each Grantor shall cause the financial institution(s) at which its deposit accounts or securities accounts (other than any Excluded Accounts) are held as of the date hereof to enter into deposit account and/or securities account control agreement(s) with Secured Party in form and substance reasonably satisfactory to Secured Party (acting at the direction of Required Holders). As used herein, “Excluded Accounts” means (1) any account that has an average monthly balance of less than $50,000 (so long as the average monthly balance in all such excluded accounts does not exceed $100,000), (2) any payroll or other employee benefit account or similar account, and (3) any trust or similar account for the benefit of a third party.

(g) Each Grantor (i) shall deliver to Security Agent all physical security certificates (if any), promissory notes, instruments and similar Collateral (x) listed on Schedule C to this Agreement within ten (10) days following the date of this Agreement, accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Secured Party (acting at the direction of Required Holders) and by such other instruments and documents as Secured Party (acting at the direction of Required Holders) may reasonably request, and (y) as Secured Party (acting at the direction of Required Holders) may reasonably deem necessary or advisable from time to time in order to perfect its security interest hereunder therein, (ii) use commercially reasonable efforts to obtain, promptly following request of Secured Party (acting at the direction of Required Holders), (A) a customary written acknowledgment, in form and substance reasonably satisfactory to Secured Party (acting at the direction of Required Holders), from any warehouseman or similar bailee having possession of any material inventory or other material tangible Collateral that such bailee holds such Collateral for the benefit of Secured Party, and/or (B) a customary agreement, in form and substance reasonably satisfactory to the Secured Party (acting at the direction of Required Holders), with the landlord with respect to any leased headquarters or other similar principal business location leased by Grantor providing for access by Secured Party to Grantor’s personal property located on such landlord’s premises and subordinating any landlord’s Lien in such property to Secured Party’s Lien created by this Agreement, and (iii) subject to Section 6(f) hereof, promptly following request of Secured Party, take such actions as Secured Party (acting at the direction of Required Holders) reasonably requests to provide Secured Party with control, as provided in the UCC, with respect to any deposit accounts, securities accounts, letter of credit rights or electronic chattel paper, with any agreement establishing such control to be in form and substance reasonably satisfactory to Secured Party (acting at the direction of Required Holders).

(h) Each Grantor shall maintain and keep (i) its principal place of business and its chief executive office, and (ii) its principal records concerning the Collateral of such Grantor at the address of Grantor set forth on the signature page hereof and at no other location, in each case, without providing 30 days prior written notice to Secured Party.

Section 7. Events of Default.

(a) If one or more Events of Default shall occur and be continuing, then, and in any such event, Secured Party (with the consent and at the direction of the Required Holders) may forthwith proceed to exercise, on behalf of the Investors, any one or more of the rights and remedies afforded a secured party by the UCC and such other rights and remedies which it may have at law or in equity, consistent with this Agreement, all of which rights and remedies shall, to the fullest extent permitted by law, be cumulative. For the avoidance of doubt, only the Secured Party (with the consent and at the direction of the Required Holders), not any Investor acting individually on its own behalf, may exercise any such rights and remedies. Without limiting the foregoing, Secured Party shall have the following rights, exercisable on behalf of the Investors after ten (10) days’ prior written notice (or such longer period, if any, required by applicable law) to Debtor and without prior judicial hearing or legal proceedings, all of which each Grantor hereby expressly waives:

(i) to enter any premises where Collateral is located and to take possession and control of the same;

(ii) to enforce collection, at Grantor’s expense and either in the name of Secured Party or the name of Grantor, of any or all of the Accounts by suit or otherwise, to surrender, release or exchange all or any part thereof, or to compromise or extend or renew (whether or not longer than the original period) any indebtedness thereunder;

(iii) to sell all or any portion of the Collateral at public or private sale at such place or places and at such time or times and in such manner and upon such terms, whether for cash or credit, as Secured Party in its sole discretion may determine; and

(iv) to endorse in the name of Grantor any instrument, howsoever received by Secured Party, representing proceeds of any of the Collateral.

Secured Party shall apply the proceeds of any sale or other disposition of any realization of the Collateral after default first to the payment of the reasonable costs and expenses incurred by Secured Party in connection with such sale or other disposition or realization, including reasonable attorneys’ fees and legal expenses, second to the repayment of the Obligations to Secured Party and the Investors in accordance with this Agreement, the Notes and the Note Purchase Agreement, whether on account of principal or interest or otherwise, pro rata, based on the then unpaid principal and accrued but unpaid interest on the Notes held by each Investor, and then to the payment of the balance, if any, to Debtor or as otherwise required by law. If the proceeds of any such sale or other disposition of the Collateral are insufficient to pay the Obligations and Secured Party’s costs hereunder or under any Transaction Document, Grantors shall be liable for any deficiency in accordance with the terms of the Transactions Documents.

(b) Upon the occurrence and during the continuation of any Event of Default, Grantors shall promptly upon demand by Secured Party (acting at the direction of Required Holders) assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which shall be reasonably convenient to both parties. The right of Secured Party under this Section to have the Collateral assembled and made available to it is the essence of this Agreement and Secured Party may, at its election, enforce such right by a bill in equity for specific performance.

Section 8. Termination. Upon payment in full in cash of the Obligations (other than inchoate indemnity or similar obligations), this Agreement and all rights and obligations of the parties hereunder, and all Liens in favor of Secured Party or any Investor hereunder or any of the other Transaction Documents, shall automatically terminate and be of no further force or effect, and Secured Party and the Investors shall, at Debtor’s expense, upon the written request of

Debtor, execute and deliver to Debtor and file such instruments or documents acknowledging the release and termination of the security interests created by this Agreement as Debtor shall reasonably request from time to time and shall authorize Debtor to file the appropriate termination statements and other formation documents evidencing the same, and shall duly assign and deliver to Debtor such of the Collateral as may be in the possession of Secured Party or any Investor. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. Subrogation and Marshaling. Each Grantor hereby waives, surrenders and agrees not to claim or enforce, so long as the Obligations or any portion thereof (other than inchoate indemnity or similar obligations) remains outstanding, (a) any right to be subrogated in whole or in part to any right or claim of the holder of any part of the Obligations and (b) any right to require marshaling of any assets of any Grantor, which right of subrogation or marshaling might otherwise arise from any payment to the holder of any part of the Obligations arising out of the enforcement of the Liens granted hereby, or any other Lien granted by any Grantor or any other person to Secured Party, or the liquidation of or the realization upon the Collateral of any Grantor, any other collateral granted by any Grantor or any other person to Secured Party, or any part thereof.

Section 10. Miscellaneous.

(a) Notices. Unless otherwise provided herein, any notice or demand which is required or permitted to be given under this Agreement shall be deemed to have been sufficiently given and received the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by e-mail or facsimile (without receipt of a notice of error in transmission), (iv) one (1) business day after being deposited with an overnight courier service of recognized standing having specified next day delivery, or (v) four days after being deposited in the U.S. mail, first class with postage prepaid; (a) if to Secured Party, at Secured Party’s address, e-mail address or facsimile number set forth on Secured Party’s signature page hereto, or at such other address as Secured Party shall have furnished the Debtor in writing or (b) if any Grantor, to the Grantor’s address, e-mail address or facsimile number set forth on Grantor’s signature page hereto.

(b) Counterparts; Integration; Headings. This Agreement may be executed in more than one counterpart, each of which when taken together shall constitute one and the same instrument. This Agreement, together with the other Transaction Documents, is intended by Grantors to be the final, complete and exclusive expression of the agreement among Grantors and Secured Party. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. The words “execute,” “sign,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures, if applicable, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable federal or state law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

(c) Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

(d) Amendments in Writing; No Waiver; Cumulative Remedies. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Secured Party (subject to the written consent of the Required Holders and all other terms and conditions of Section 9(a) of the Note Purchase Agreement) and Grantors. No failure or delay on the part of Secured Party in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege hereunder or under any Transaction Document; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or of any other right, remedy, power or privilege. The rights and remedies of Secured Party herein are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(e) Successors and Assigns. This Agreement shall be binding upon the successors and assigns of Grantors and shall inure to the benefit of Secured Party and its successors and assigns; provided, however, that (i) no Grantor may assign any of its rights or obligations under this Agreement without the consent of Secured Party and (ii) Secured Party may not assign any of its rights or obligations under this Agreement without the consent of Debtor, not to be unreasonably withheld (provided that no consent of Debtor shall be required if either (x) an Event of Default shall have occurred or be continuing or (y) such assignment is to an Investor or an affiliate of an Investor) or (z) such assignment is in connection with a resignation of the Secured Party as Collateral Agent.

(f) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The UCC shall govern the attachment, perfection and the effect of attachment and perfection of Secured Party’s interest in the Collateral, and the rights, duties and obligations of Grantors and Secured Party with respect thereto. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws thereof. The parties hereby agree that any suit, action or proceeding against the other arising out of or based upon this Agreement may be instituted in or removed to a state court located in the State of New York, Borough of Manhattan or the United States District Court for the Southern District of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding. The parties waive service of process in the State of New York and agree to be served by regular mail, return receipt requested, at their respective addresses. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

(g) No Liability. The Secured Party shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Holders or in the absence of its own gross negligence or willful misconduct as determined by the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein.

(h) Indemnification.

(i) Each Grantor hereby agrees to indemnify and hold harmless the Secured Party (and any sub-agent thereof) and each affiliate of the Secured Party and the directors, officers, employees, partners, agents, trustees, administrators, managers, advisors and representatives of the Secured Party and its affiliates (each, a “Related Party”) of any of the foregoing persons (each, an “Indemnitee”) from any losses, damages, liabilities, claims and related expenses (including the fees and expenses of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any person (including any Grantor) other than such Indemnitee and its Related Parties arising out of, in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any failure of any Obligations to be the legal, valid, and binding obligations of any Grantor enforceable against such Grantor in accordance with their terms, whether brought by a third party or by any Grantor, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(ii) To the fullest extent permitted by applicable law, each Grantor hereby agrees not to assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Note or the use of proceeds thereof. No Indemnitee shall be liable for any damages arising from the use of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby by unintended recipients.

(iii) Each Grantor agrees to pay or reimburse the Secured Party for all its costs and expenses incurred in collecting against such Grantor its Obligations or otherwise protecting, enforcing or preserving any rights or remedies under this Agreement and the other Transaction Documents to which such Grantor is a party, including the fees and other charges of counsel (including the allocated fees and expenses of internal counsel) to the Secured Party.

(iv) All amounts due under this Section 10(h) shall be payable promptly after demand therefor, shall constitute Obligations and shall bear interest from and including the date of such demand thereto through, but excluding in all events, the date paid, until paid at a rate per annum equal to the highest rate per annum at which interest would then be payable on any past due payment under the Transaction Documents.

(v) Without prejudice to the survival of any other agreement of any Grantor under this Agreement or any other Transaction Documents, the agreements and obligations of each Grantor contained in this Section 10(h) shall survive termination of the Transaction Documents and payment in full of the Obligations and all other amounts payable under this Agreement.

(vi) To the extent not paid by the Grantors, each Investor agrees that it shall be liable to the Collateral Agent for its ratable share (taking into account such Investor’s holding of Notes as a percentage of the aggregate then-outstanding principal balance of all Notes) of such amounts due under this Section 10(h).

Section 11. Survival of Representations and Warranties. All of Grantors’ representations and warranties in this Agreement are continuing and shall survive until all Obligations outstanding or contracted for (other than inchoate indemnity or similar obligations) have been paid in full in cash.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first written above.

DEBTOR:

ZAPATA COMPUTING, INC.

By:
Name:
Title:

Address:	100 Federal Street, Fl. 20
Boston, MA 02110
Email:
Fax:

GUARANTOR:

ZAPATA GOVERNMENT SERVICES, INC.

By:
Name:
Title:
Address:

SECURED PARTY:
ACQUIOM AGENCY SERVICES LLC

By:
Name:
Title:

Address:

[Signature Page to Security Agreement]

SCHEDULE A

Zapata Computing, Inc., a Delaware corporation; organization ID number: 6600878.

Zapata Government Services, Inc., a Delaware corporation; organization ID number: 6024049

SCHEDULE B

Commercial Tort Claims

Zapata Computing, Inc.: None

Zapata Government Services, Inc.: None

SCHEDULE C

Zapata Computing, Inc.

Issuer	Percent Owned	Number of Shares Issued	Certificate No. (if certificated)
Zapata Government Services, Inc.	100%	1,000	C-1
Zapata Computing Security Corporation	100%	100	C-1
Zapata Computing Canada, Inc.	100%	10,000	C-1
Zapata Computing U.K. Limited	100%	100	N/A
Zapata Japan, Inc.	100%	1,000	N/A
Zapata Computing Spain, S.L.	100%	3,000	N/A

Zapata Government Services, Inc.

None

SCHEDULE D

Deposit and Security Accounts

[***]